                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 26, 2002, in the Registration Statement (Form SB-2) and related Prospectus of Advanced Aerodynamics & Structures, Inc. for the registration of 344,407,483 shares of its common stock.


                                                           /s/ Ernst & Young LLP

Long Beach, California
May 22, 2002